                       MACK-CALI REALTY, L.P.,

                                 ISSUER

                                 to

                      WILMINGTON TRUST COMPANY

                                 TRUSTEE

                      -------------------------


                    Supplemental Indenture No. 1

                     Dated as of March 16, 1999

                      -------------------------



                            $300,000,000

                                 of
                        7.00% Notes due 2004

                                 and

                            $300,000,000

                                 of

                        7.25% Notes due 2009

            SUPPLEMENTAL INDENTURE NO. 1, dated as of March 16, 1999 (the "Supplemental Indenture"), between MACK-CALI REALTY, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation duly organized and existing under the laws of the State of Delaware, as Trustee (herein called the "Trustee").

                       RECITALS OF THE ISSUER

            The Issuer and Mack-Cali Realty Corporation, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Corporation"), have heretofore delivered to the Trustee an Indenture dated as of March 16, 1999 (the "Original Indenture"), a form of which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to the Issuer's Registration Statement on Form S-3 (Registration No. 333-57103), providing for the issuance from time to time of Debt Securities of the Issuer (the "Securities").

            Section 301 of the Original Indenture provides for various matters with respect to any series of Securities issued under the Original Indenture to be established in an indenture supplemental to the Original Indenture.

            Section 901(7) of the Original Indenture provides for the Issuer and the Trustee to enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Original Indenture.

            The Board of Directors of Mack-Cali Realty Corporation, the general partner of the Issuer, has duly adopted resolutions authorizing the Issuer to execute and deliver this Supplemental Indenture.

            All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

       NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of each of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of either series thereof, as follows:

                             ARTICLE ONE

             RELATION TO ORIGINAL INDENTURE; DEFINITIONS

            Section 1.1  RELATION TO ORIGINAL INDENTURE.

            This Supplemental Indenture constitutes an integral part of the Original Indenture.

            Section 1.2  DEFINITIONS.

            For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

            (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Original Indenture; and

            (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

            "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

            "Annual Service Charge" for any period means the aggregate interest expense for such period in respect of, and the amortization during such period of any original issue discount of, Indebtedness of the Issuer and its Subsidiaries.

            "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or Delaware are authorized or required by law, regulation or executive order to close.

            "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Issuer and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest on Indebtedness of the Issuer and its Subsidiaries, (ii) provision for taxes of the Issuer and its Subsidiaries based on income, (iii) amortization of debt discount and deferred financing costs, (iv) prov-isions for gains and losses on properties and depreciation and amortization, (v) increases in deferred taxes and other non-cash items, (vi) depreciation and amortization with respect to interests in joint venture and partially owned entity investments, (vii) the effect of any charge resulting from a change in accounting principles in determining Earnings from Operations for such period and (viii) amortization of deferred charges.

            "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administrator and, for purposes of the Place of Payment provisions of Sections 305 and 1002 of the Original Indenture, is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

            "Earnings from Operations" for any period means net income excluding provisions for gains and losses on sales of investments or joint ventures, extraor dinary and non-recurring items, and property valuation losses, as reflected in the consolidated financial statements of the Issuer and its Subsidiaries for such period determined in accordance with GAAP.

            "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

            "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

            "Indebtedness" of the Issuer or any Subsidiary means, without duplication, any indebtedness of the Issuer or any Subsidiary, whether or not contingent, in respect of: (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments whether or not such indebtedness is secured by any Encumbrance existing on property owned by the Issuer or any Subsidiary, (ii) indebtedness for borrowed money of a Person other than the Issuer or a Subsidiary which is secured by any Encumbrance existing on property owned by the Issuer or any Subsidiary, to the extent of the lesser of (x) the amount of indebtedness so secured and (y) the fair market value of the property subject to such Encumbrance, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or
(iv) any lease of property by the Issuer or any Subsidiary as lessee which is reflected on the Issuer's consolidated balance sheet as a capitalized lease in accordance with GAAP; and also includes, to the extent not otherwise included, any obligation by the Issuer or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another
Person (other than the Issuer or any Subsidiary; it being understood that Indebtedness shall be deemed to be incurred by the Issuer or any Subsidiary whenever the Issuer or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof; Indebtedness of a Subsidiary of the Issuer existing prior to the time it became a Subsidiary of the Issuer shall be deemed to be incurred upon such Subsidiary's becoming a Subsidiary of the Issuer; and Indebtedness of a person existing prior to a merger or consolidation of such person with the Issuer or any Subsidiary of the Issuer in which such person is the successor to the Issuer or such Subsidiary shall be deemed to be incurred upon the consummation of such merger or consolidation; provided, however, the term "Indebtedness" shall not include any such indebtedness that has been the subject of an "in substance" defeasance in accordance with GAAP).

            "Intercompany Indebtedness" means Indebtedness to which the only parties are the Issuer, the Corporation and any Subsidiary (but only so long as such Indebtedness is held solely by any of the Issuer, the Corporation and any Subsidiary) that is subordinate in right of payment to the Notes.

            "Make-Whole Premium" means, in connection with any optional redemption of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal of such Notes being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of such Notes being redeemed.

            "Notes" has the meaning specified in Section 2.1 hereof.

            "Reinvestment Rate" means .25% (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity of such Notes, as of the payment date of the principal of such Notes being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be obtained by linear interpolation, rounding in each of such relevant periods to the nearest month. For such purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Premium shall be used.

            "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination of the Make-Whole Premium, then such other reasonably comparable index which shall be designated by the Issuer.

            "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

            "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

            "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Issuer and its Subsidiaries not subject to an Encumbrance for borrowed money, determined in accordance with GAAP (but excluding accounts receivable and intangibles).

            "2004 Notes" has the meaning specified in Section 2.1 hereof.

            "2009 Notes" has the meaning specified in Section 2.1 hereof.

            "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

            "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Issuer or any Subsidiary.

                             ARTICLE TWO

                         THE SERIES OF NOTES

            Section 2.1 TITLE OF THE SECURITIES.

            There shall be a series of Securities designated the "7.00% Notes due 2004" (the "2004 Notes") and a series of Securities designated the "7.25% Notes due 2009" (the "2009 Notes" and, together with the 2004 Notes, the "Notes").

            Section 2.2  LIMITATION ON AGGREGATE PRINCIPAL AMOUNT.

            The aggregate principal amount of the 2004 Notes shall be limited to $300,000,000, and, except as provided in this Section and in Section 306 of the Original Indenture, the Issuer shall not execute and the Trustee shall not authenticate or deliver 2004 Notes in excess of such aggregate principal amount.

            The aggregate principal amount of the 2009 Notes shall be limited to $300,000,000, and, except as provided in this Section and in Section 306 of the Original Indenture, the Issuer shall not execute and the Trustee shall not authenticate or deliver 2009 Notes in excess of such aggregate principal amount.

            Nothing contained in this Section 2.2 or elsewhere in this Supplemen tal Indenture, or in the Notes, is intended to or shall limit execution by the Issuer or authentication or delivery by the Trustee of Notes under the circumstances contem plated by Sections 303, 304, 305, 306, 906, 1107 and 1305 of the Original Indenture.

            Section 2.3  INTEREST AND INTEREST RATES; MATURITY DATE OF NOTES.

            The 2004 Notes will bear interest at a rate of 7.00% per annum and the 2009 Notes will bear interest at a rate of 7.25% per annum, in each case, from March 16, 1999 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 1999 (each, an "Interest Payment Date"), to the Person in whose name such Note is registered at the close of business on March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with the Original Indenture.

            If any Interest Payment Date or Maturity falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

            The 2004 Notes will mature on March 15, 2004 and the 2009 Notes will mature on March 15, 2009.

            Section 2.4  LIMITATIONS ON INCURRENCE OF INDEBTEDNESS.

            (a) The Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness, other than Intercompany Indebtedness, if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and
(ii) the purchase price of any assets included in the definition of Total Assets acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire items included in the definition of Total Assets or used to reduce indebtedness), by the Issuer or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

            (b) In addition to the limitation set forth in subsection (a) of this Section 2.4, the Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1, on a PRO FORMA basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Issuer and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Issuer and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such PRO FORMA calculation; and (iv) in the case of any acquisition or disposition by the Issuer or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such PRO FORMA calculation.

            (c) In addition to the limitations set forth in subsections (a) and
(b) of this Section 2.4, the Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness secured by any Encumbrance upon any of the property of the Issuer or any Subsidiary, whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Indebtedness secured by an Encumbrance and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Issuer or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any assets included in the definition of Total Assets acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire items included in the definition of Total Assets or used to reduce Indebted ness), by the Issuer or any Subsidiary since the end of such calendar quarter, includ ing those proceeds obtained in connection with the incurrence of such additional Indebtedness.

            (d) The Issuer and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Issuer and its Subsidiaries on a consolidated basis.

            (e) For purposes of this Section 2.4, Indebtedness shall be deemed to be "incurred" by the Issuer or a Subsidiary whenever the Issuer or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

            Section 2.5  REDEMPTION.

            The Notes may be redeemed at any time at the option of the Issuer, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon up to but not including the Redemption Date and (ii) the Make-Whole Premium, if any, with respect to such Notes (the "Redemption Price").

            Section 2.6  PLACES OF PAYMENT.

            The Places of Payment where the Notes may be presented or surren dered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Issuer in respect of the Notes and the Original Indenture may be served shall be in Wilmington, Delaware, and the office or agency for such purpose shall initially be located at the Corporate Trust Office.

            Section 2.7  METHOD OF PAYMENT.

            Payment of the principal of and interest on the Notes will be made at the office or agency of the Issuer maintained for that purpose in Wilmington, Delaware (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Issuer, payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto located within the United States.

            Section 2.8  CURRENCY.

            Principal and interest on the Notes shall be payable in Dollars.

            Section 2.9  REGISTERED SECURITIES; GLOBAL FORM.

            The Notes shall be issuable and transferable in fully registered form as Registered Securities, without coupons. The 2004 Notes and the 2009 Notes shall each be issued in the form of one or more permanent global Securities. The deposi tory for the Notes shall be The Depository Trust Company ("DTC"). The Notes shall not be issuable in definitive form except as provided in Section 305 of the Original Indenture.

            Section 2.10  FORM OF NOTES.

            The 2004 Notes shall be substantially in the form attached as Exhibit A hereto. The 2009 Notes shall be substantially in the form attached as Exhibit B hereto.

            Section 2.11  REGISTRAR AND PAYING AGENT.

            The Trustee shall initially serve as Security Registrar and Paying Agent for the Notes.

            Section 2.12  DEFEASANCE.

             The provisions of Sections 1402 and 1403 of the Original Indenture, together with the other provisions of Article Fourteen of the Original Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Original Indenture shall apply to the covenants set forth in Sections 2.4 and 2.15 of this Supplemental Indenture and to those covenants specified in
Section 1403 of the Original Indenture.

            Section 2.13  EVENTS OF DEFAULT

            The provisions of clause (5) of Section 501 of the Original Indenture as applicable with respect to the Notes shall be deemed to be amended and restated in their entirety to read as follows:

            (5) default under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness (other than non-recourse indebtedness) for money borrowed by the Issuer (or by any Subsidiary, the repayment of which the Issuer has guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $10,000,000, whether such recourse indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given written notice, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least a majority in principal amount of the Outstanding Securities of that series specifying such default and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

            Section 2.14  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            The provisions of the first paragraph of Section 502 of the Original Indenture as applicable with respect to the Notes shall be deemed to be amended and restated in their entirety to read as follows:

            If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of that series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. If an Event of Default with respect to the Securities of any series set forth in Section 501(6) or (7) of the Original Indenture occurs and is continuing, then in every such case all the Securities of that series shall become immediately due and payable, without notice to the Issuer, at the principal amount thereof (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) plus accrued interest to the date the Securities of that series are paid plus the Make-Whole Premium, if any, on the Securities of that series.

            Section 2.15  PROVISION OF FINANCIAL INFORMATION.

            Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act, the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13 or 15(d) if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject.

            The Issuer will also in any event (x) within 15 days of each Required Filing Date (i) if the Issuer is not then subject to Section 13 or 15(d) of the Exchange Act, transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Issuer would have been required to file with the Commis sion pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections, and (ii) file with the Trustee copies of annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections and (y) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

            Section 2.16  WAIVER OF CERTAIN COVENANTS.

            Notwithstanding the provisions of Section 1010 of the Original Indenture, the Issuer may omit in any particular instance to comply with any term, provision or condition set forth in the Original Indenture and in this Supplemental Indenture and with any other term, provision or condition with respect to the Notes or either series thereof (except any such term, provision or condition which could not be amended without the consent of all Holders of the Notes or such series thereof, as applicable), if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Notes or such series thereof, as applicable, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condi tion shall remain in full force and effect.

            Section 2.17  NO GUARANTY BY THE CORPORATION.

            The Guarantee set forth in Article Sixteen of the Original Indenture shall not be in effect with respect to the Notes.

                            ARTICLE THREE

                      MISCELLANEOUS PROVISIONS

            SECTION 3.1.  RATIFICATION OF ORIGINAL INDENTURE.

            Except as expressly modified or amended hereby, the Original Indenture continues in full force and effect and is in all respects confirmed and preserved.

            SECTION 3.2.  GOVERNING LAW.

            This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

            SECTION 3.3.  COUNTERPARTS.

            This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 3.4.  CERTAIN RIGHTS OF TRUSTEE.

            Except as otherwise expressly provided herein, no duties, responsibili ties or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Original Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

            SECTION 3.5.  TRUSTEE NOT RESPONSIBLE.

            The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this Supplemental Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

                                        MACK-CALI REALTY, L.P.

                                        By: Mack-Cali Realty Corporation, its
                                            General Partner

                                        By: /s/ BARRY LEFKOWITZ
                                           -------------------------------------
                                           Name:  Barry Lefkowitz
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Attest:

/s/ ROGER W. THOMAS
----------------------------------
Name:  Roger W. Thomas
Title: Secretary of Mack-Cali
       Realty Corporation

                                        WILMINGTON TRUST COMPANY,
                                         as Trustee

                                        By: /s/ JAMES D. NESCI
                                           -------------------------------------
                                           Name:  James D. Nesci
                                           Title: Authorized Signer

                                                          EXHIBIT A TO
                                                          SUPPLEMENTAL INDENTURE

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSI TORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANS FER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DE SCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.

Registered No.  ________                                        PRINCIPAL AMOUNT
CUSIP No.:  __________                                          $____________

                             MACK-CALI REALTY, L.P.

                               7.00% NOTE DUE 2004

            MACK-CALI REALTY, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer" which term shall include any Successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of __________ DOLLARS on March 15, 2004, and to pay interest on the outstanding principal amount thereon from March 16, 1999, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and Septem ber 15 in each year, commencing September 15, 1999, at the rate of 7.00% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Security will be made at the office or agency maintained for that purpose in the City of Wilmington, Delaware or elsewhere as provided in the Inden ture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Issuer payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account of the Person entitled thereto located within the United States.

            Securities of this series are one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 1999, among the Issuer, Mack-Cali Realty Corporation and Wilmington Trust Company, (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by Supplemental Indenture No. 1, dated as of March 16, 1999 (as so supplemented, herein called the "Indenture"), between the Issuer and the Trustee to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series desig nated in the first page thereof, limited in aggregate principal amount to $300,000,000.

            Securities of this series may be redeemed at any time at the option of the Issuer, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon up to but not including the Redemption Date and (ii) the Make-Whole Premium, if any, with respect to such Securities.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Issuer, in each case, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Security.

            If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and Make-Whole Premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of (and Make-Whole Premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surren dering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evi denced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.

            All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCOR DANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, MACK-CALI REALTY, L.P. has caused this instrument to be duly executed.

Dated:  March 16, 1999

                                        MACK-CALI REALTY, L.P.

                                        By: Mack-Cali Realty Corporation, its
                                            General Partner

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Attest:


----------------------------------
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        WILMINGTON TRUST COMPANY,
                                          as Trustee

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

================================================================================

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
-----------------------------------
                                    ............................................
-----------------------------------


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)

 ................................................................................
the within Security of Mack-Cali Realty, L.P. and hereby does irrevocably constitute and appoint

 ....................................................................... Attorney
to transfer said Security on the books of the within-named Issuer with full power of substitution in the premises.

Dated:  ..............  ........................................................

                        ........................................................

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

                        Signature(s) must be guaranteed by an institution which is a member of one of the following recognized signa ture Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) another guarantee program acceptable to the Trustee.

                              -------------------------------
                              Signature Guarantee

================================================================================

                                                          EXHIBIT B TO
                                                          SUPPLEMENTAL INDENTURE

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSI TORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANS FER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DE SCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.

Registered No.  ________                              PRINCIPAL AMOUNT
CUSIP No.:  __________                                $____________

                             MACK-CALI REALTY, L.P.

                               7.25% NOTE DUE 2009

            MACK-CALI REALTY, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer" which term shall include any Successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of _________ DOLLARS on March 15, 2009, and to pay interest on the outstanding principal amount thereon from March 16, 1999, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing September 15, 1999, at the rate of 7.25% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Security will be made at the office or agency maintained for that purpose in the City of Wilmington, Delaware, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Issuer payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account of the Person entitled thereto located within the United States.

            Securities of this series are one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 1999 among the Issuer, Mack-Cali Realty Corporation and Wilmington Trust Company (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by Supplemental Indenture No. 1, dated as of March 16, 1999 (as so supplemented, herein called the "Indenture"), between the Issuer and the Trustee to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series desig nated in the first page thereof, limited in aggregate principal amount to $300,000,000.

            Securities of this series may be redeemed at any time at the option of the Issuer, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon up to but not including Redemption Date and (ii) the Make-Whole Premium, if any, with respect to such Securities.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Issuer, in each case, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Security.

            If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and Make-Whole Premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of (and Make-Whole Premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surren dering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evi denced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.

            All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCOR DANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, MACK-CALI REALTY, L.P. has caused this instrument to be duly executed.

Dated:  March 16, 1999

                                        MACK-CALI REALTY, L.P.

                                        By: Mack-Cali Realty Corporation, its
                                            General Partner

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Attest:


----------------------------------
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        WILMINGTON TRUST COMPANY,
                                          as Trustee

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

================================================================================

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
-----------------------------------
                                    ............................................
-----------------------------------


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)

 ................................................................................
the within Security of Mack-Cali Realty, L.P. and hereby does irrevocably constitute and appoint

 ....................................................................... Attorney
to transfer said Security on the books of the within-named Issuer with full power of substitution in the premises.

Dated:  ..............  ........................................................

                        ........................................................

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

                        Signature(s) must be guaranteed by an institution which is a member of one of the following recognized signa ture Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) another guarantee program acceptable to the Trustee.

                              -------------------------------
                              Signature Guarantee

================================================================================